UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2020
Date of Report (Date of earliest event reported)

ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35637	22-3388607
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Sylvan Avenue
Englewood Cliffs, NJ 07632

(Address of principal executive offices, zip code)

(201) 567-5648
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	ASFI	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 29, 2020 (the “Closing Date”), Asta Finance Acquisition Sub Inc. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of Asta Finance Acquisition Inc. (“Parent”), a Delaware corporation, merged with and into Asta Funding, Inc. (the “Company”), a Delaware corporation, with the Company continuing as the surviving corporation (the “Merger”), pursuant to the previously announced Agreement and Plan of Merger, dated as of April 8, 2020, and as amended on June 25, 2020 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub. As a result of the Merger, the Company became a wholly-owned subsidiary of Parent. The separate corporate existence of Merger Sub ceased at the effective time of the Merger (the “Effective Time”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note is incorporated by reference into this Item 2.01.

At the Effective Time, each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”), issued and outstanding as of immediately prior to the Effective Time (other than shares of the Common Stock, if any, (i) held in treasury by the Company or owned by any direct or indirect wholly-owned subsidiary of the Company, (ii) owned by Parent or Merger Sub or any direct or indirect wholly-owned subsidiary of Parent, including the Excluded Shares (as defined in the Merger Agreement), or (iii) held by stockholders who shall have neither voted in favor of the Merger nor consented thereto in writing and who properly demanded in writing appraisal for such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware) was cancelled and automatically converted into the right to receive $13.10 in cash, without interest and subject to withholding tax (the “Merger Consideration”), subject to the terms and conditions set forth in the Merger Agreement.

At the Effective Time, each Company stock option, whether vested or unvested and whether with an exercise price per share greater or less than, or equal to, $13.10, that was outstanding immediately prior to the Effective Time, became fully vested, canceled and converted into the right to receive an amount in cash equal to (a) the product of (i) the excess, if any, of $13.10 over the exercise price per share of Common Stock subject to such Company stock option multiplied by (ii) the total number of shares of Common Stock subject to such Company stock option, without interest, less (b) such amounts required to be withheld or deducted under applicable tax provisions.

The aggregate consideration used by Parent to consummate the Merger (including the funds required to pay for all equity securities of the Company in connection with the Merger) was approximately $35 million, which amount was funded through a loan facility provided by Bank Leumi USA (the “Loan Facility”) and entered into by Parent and Merger Sub immediately prior to the Effective Time. As a part of the closing of the Loan Facility, the Company executed a Security Agreement, Securities Account Control Agreement, Deposit Account Control Agreement and Unlimited Secured Guaranty, each in favor of Bank Leumi USA.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 9, 2020, and the amendment to the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 25, 2020, and are incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 2.03.

The Parent and Merger Sub entered into the Loan Facility with Bank Leumi USA immediately prior to the Effective Time. As a part of the closing of the Loan Facility, the Company executed a Security Agreement, Securities Account Control Agreement, Deposit Account Control Agreement and Unlimited Secured Guaranty, each in favor of Bank Leumi USA.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 3.01.

In connection with the completion of the Merger, the Company notified the Nasdaq Stock Market (“Nasdaq”) on September 29, 2020 that each outstanding share of the Common Stock (except as described in Item 2.01) was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as set forth under Item 2.01. Nasdaq halted trading of the Common Stock prior to the opening of Nasdaq on September 29, 2020 and filed a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to remove the Common Stock from listing on Nasdaq and to deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 is incorporated by reference into this Item 3.03.

In connection with the completion of the Merger, at the Effective Time, each outstanding share of the Common Stock (except as described in Item 2.01) was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as set forth under Item 2.01, and holders of such Common Stock ceased to have any rights as stockholders of the Company, except as provided in the Merger Agreement or by applicable law.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the amended and restated certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety. A copy of such amended and restated certificate of incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

At the Effective Time, the amended and restated bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety. A copy of such amended and restated bylaws is attached hereto as Exhibit 3.2 and is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On September 29, 2020, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of April 8, 2020, by and among Asta Finance Acquisition, Inc., Asta Finance Acquisition Sub Inc. and Asta Funding, Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed with the SEC on April 9, 2020).

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of June 25, 2020, by and among Asta Finance Acquisition, Inc., Asta Finance Acquisition Sub Inc. and Asta Funding, Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed with the SEC on June 25, 2020).

3.1	Amended and Restated Certificate of Incorporation of Asta Funding, Inc.
3.2	Amended and Restated Bylaws of Asta Funding, Inc.
99.1	Press Release, dated September 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASTA FUNDING, INC.

Date: September 29, 2020	By:	/s/ Steven Leidenfrost
Steven Leidenfrost
Chief Financial Officer

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